UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 30, 2001


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                   2-85602-D                87-0398403
   ------------------------      ---------------        ---------------------
      (State or other              (Commission              (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)


             3800 Howard Hughes Parkway
                     Suite 860A
                  Las Vegas, Nevada                           89109
      ------------------------------------------          ---------------
      (Address of principal executive offices)              (Zip Code)


                                 (702) 319-7153
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              (Registrant's telephone number, including area code)

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                          ITEM 2. ACQUISITION OF ASSETS
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Mid-Power Service Corporation ("Mid-Power") has purchased 70% of the issued and outstanding stock of MaxCo Oil Co., Inc. ("MaxCo"), a privately-owned oil company based in Bakersfield, California, with producing oil and gas wells and additional oil and gas holdings in Kern County, California. MaxCo has been engaged in oil and gas exploration and production in Kern County since June 2000. Mid-Power purchased the MaxCo stock from MaxCo's three stockholders, James
G. Maxey, James R. Leavy, and H. Thomas Cotter, none of whom has any relationship with Mid-Power or any of Mid-Power's affiliates. Mr. Maxey, with over 25 years of experience in all phases of oilfield operation, will remain as President of MaxCo.

In the acquisition, Mid-Power has agreed to pay $453,000 in cash and issue 450,000 shares of Mid-Power restricted common stock. The cash was paid from Mid-Power's cash on hand, which was raised in two private placements conducted earlier this year. The actual delivery of the shares is conditional upon MaxCo's meeting its goal of obtaining an agreed number of commercially productive wells in addition to those currently producing. MaxCo proposes to meet this goal both by reworking and returning to production shut-in wells it currently owns and acquiring other wells and placing them into production. Half of the shares will be delivered upon satisfaction of the condition, with the remaining half delivered one year thereafter.

MaxCo holds leases to the oil and gas rights on 1,010 gross acres, which include over 50 wells at depths of between 550 to 6,500 feet, of which some currently produce small volumes and will be reworked and others are shut-in. Based on the current level of oil prices, Mid-Power believes that MaxCo can rework the shut-in wells to develop a number of commercially productive wells.

In order to complete the acquisition, Mid-Power organized a new, wholly owned subsidiary, Mid-Power Resources Corporation. Mid-Power Resources Corporation intends to focus on exploration, development and acquisition of oil and natural gas opportunities.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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     The audited financial statements for MaxCo Oil Co., Inc. if required by
Item 7 of Form 8-K will be filed by amendment no later than November 13, 2001, pursuant to Item 7(a)(4) of Form 8-K.

         Exhibits:

                SEC
   Exhibit   Reference
    Number     Number             Title of Document                  Location
----------- ------------ ---------------------------------------- --------------

   Item 2                Plan of Acquisition, Reorganization,
                         Arrangement, Liquidation or Succession
----------- ------------ ---------------------------------------- --------------
    2.01         2       Agreement of Stockholders to Sell Stock     This filing
                         of MaxCo Oil Co., Inc.

                                       2
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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MID-POWER SERVICE CORPORATION



Dated:  September 14, 2001           By:  /s/ Kenneth M. Emter
                                          -------------------------------------
                                          Kenneth M. Emter, Secretary/Treasurer